UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                  NEVADA PROCESSING SOLUTIONS, INC.
                  ----------------------------------

(Exact name of registrant as specified in its charter)

            Nevada                               20-4959207
-------------------------------    ------------------------------------
(State of incorporation or         (I.R.S. employer identification no.)
organization)

       9646 Giddings
       Las Vegas, NV                              89148
-------------------------------    ------------------------------------
(Address of principal executive                 (zip code)
          offices)

Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-155028

Securities to be registered pursuant to Section 12(g) of the Act:

                 Common Stock, par value $0.001 per share
                 ----------------------------------------
                            (Title of class)

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Item 1.   Description of Registrant's Securities to be Registered.

A description of securities registered hereby is set forth in the registration statement on Form S-1 (Registration No. 333-155028), filed with the Securities and Exchange Commission on November 4, 2008 (the "Registration Statement") and is incorporated by reference herein.

Item 2.  Exhibits

The following exhibits have been filed as exhibits to the Registration Statement, as amended, and are incorporated herein by reference:

                              EXHIBIT INDEX
                              -------------

Exhibit
Number    Description
-------   -------------------------------------------------------------
3.1 Certificate of Incorporation of Nevada Processing Solutions, Inc. filed May 30, 2006

3.2       Bylaws of Nevada Processing Solutions, Inc.

3.3       Amended Articles of Incorporation dated February 23, 2007

3.3 Articles/Designation dated April 29, 2008 as currently in effect

Incorporated by reference to the corresponding exhibit of the same number filed with the Registration Statement.


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                               SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    NEVADA PROCESSING SOLUTIONS, INC.
                                    ---------------------------------

January 28, 2009                      /s/  J. Chad Guidry
----------------                      ---------------------------------
                                           J. Chad Guidry
                                           President, Chief Executive
                                           Officer and Director


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